                       SECOND AMENDMENT AND WAIVER TO
                     AMENDED AND RESTATED LOAN AGREEMENT


     THIS SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment"), dated as of March 15, 1999, is among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (f/k/a Quixote Steno Corporation and successor by merger to Energy Absorption Systems, Inc., a Delaware corporation and Litigation Communications, Inc. a Delaware corporation) ("EAS"), QUIXOTE LASER CORPORATION (f/k/a Disc Manufacturing, Inc.), a Delaware corporation ("DMI"), TRANSAFE CORPORATION, a Delaware corporation ("TranSafe"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("Spin-Cast"), E-TECH TESTING SERVICES, INC., a Delaware corporation ("E-Tech"), ROADWAY SAFETY SERVICE, INC., a Delaware corporation ("Roadway"), SAFE-HIT CORPORATION, a Nevada corporation ("Safe-Hit"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("HIS"), NU-METRICS, INC., a Pennsylvania corporation ("Nu-Metrics"), certain lenders signatory hereto ("Lenders"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as agent for the Lenders hereunder ("Agent"). Quixote, EAS, DMI, TranSafe, Spin-Cast, E-Tech, Roadway, Safe-Hit, HIS and Nu-Metrics are individually and collectively referred to herein as "Borrower." This Second Amendment shall amend that certain Amended and Restated Loan Agreement dated as of June 30, 1997 among the Borrower, the Lenders and the Agent, as previously amended by that certain First Amendment to Revolving Credit Agreement dated as of May 31, 1998 (as amended, restated, modified or supplemented, the "Loan Agreement").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent are parties or, pursuant to the terms of this Second Amendment, will become parties to the Loan Agreement;

     WHEREAS, on or about April 1, 1998, Quixote acquired 100% of the assets of HIS, and on or about December 10, 1998, Quixote acquired 100% of the outstanding capital stock of Nu-Metrics;

     WHEREAS, HIS and Nu-Metrics are wholly-owned Subsidiaries of Quixote and Quixote desires to make each a Borrower under the Loan Agreement;

     WHEREAS, Litigation Communications, Inc., a Delaware corporation and a Borrower under the Loan Agreement ("LCI"), merged into Quixote Steno Corporation, a Delaware corporation and also a Borrower under the Loan Agreement, on September 28, 1998 pursuant to the terms of that certain Agreement and Plan of Merger dated September 28, 1998 between Quixote Steno Corporation, LCI and other subsidiaries of Quixote Steno Corporation;

     WHEREAS, Energy Absorption Systems, Inc., a Delaware corporation and Borrower under the Loan Agreement merged into Quixote Steno Corporation on September 30, 1998 pursuant to the terms of that certain Agreement and Plan of Merger dated September 28, 1998 between such parties;

     WHEREAS, pursuant to such Agreement and Plan of Merger between Energy Absorption Systems, Inc. and Quixote Steno Corporation, Quixote Steno Corporation remained as the surviving corporation, changed its name to Energy Absorption Systems, Inc. and assumed all debts and obligations of the former Energy Absorption Systems, Inc. under such name, including all of its obligations as a Borrower under the Loan Agreement;

     WHEREAS, Legal Technologies, Inc., a Delaware corporation ("LTI") was a Borrower under the Loan Agreement but dissolved and ceased its corporate existence on October 5, 1998;

     WHEREAS, Quixote LSI Corporation (f/k/a Litigation Services, Inc.), a Delaware corporation ("LSI") was a Borrower under the Loan Agreement but dissolved and ceased its corporate existence on December 9, 1998;

     WHEREAS, the Borrower has requested that the Agent and the Lenders waive certain conditions set forth in Section 7.2 of the Loan Agreement, as more specifically described herein, related to TranSafe's agreement to invest an aggregate amount of $1,000,000 and acquire an 18.56% interest in Transportation Management Technologies, L.L.C., a Delaware limited liability company ("TMT") pursuant to the terms of that certain Limited Liability Company Operating Agreement of TMT dated as of October 1, 1998; and

     WHEREAS, the Borrower has, among other amendments, requested an extension of one year on the maturity dates for the Revolving Credit Loans, the Conversion Date, and the Term Loans, and the Lenders and the Agent have agreed to amend the Loan Agreement in this and other respects as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  AMENDMENTS TO THE LOAN AGREEMENT.

1.1 Terms Used. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

1.2 Section 1. Section 1 of the Loan Agreement is hereby amended as of the date hereof by:

   (a) deleting the definition of "Applicable Margin" in its entirety and replacing it with the following:

"Applicable Margin" shall mean the percentage as set forth below then applicable to, respectively, the Revolving Credit Loan, the Term Loan and the

Unused Revolving Credit Loan Charge as determined by using the following performance based grid after determining which of the pricing levels (being Pricing Level I through Pricing Level IV) specified thereon is then in effect:

Net Consolidated  Pricing Level  Pricing Level  Pricing Level  Pricing Level
 Funded Debt to          I            II            III            IV
     EBITDA          < 1.50 x      > /=1.50      > /=2.25        > /=3.0

Revolving Credit
  Loan                 1.0             1.25          1.50            1.625

Term Loan              1.125           1.375         1.625           1.750

Unused Revolving
  Credit Loan Charge    .15             .15           .25             .25

For the purposes of the foregoing, (a) prior to September 30, 1998, the Applicable Margin shall be determined in accordance with Pricing Level I, and
(b) from and after such date, the Applicable Margin shall be determined at any time by reference to the Net Consolidated Funded Debt to EBITDA Ratio and any change in the Applicable Margin based on a change in such ratio during any Fiscal Quarter shall be effective for all purposes on the first day of the Fiscal Quarter following the last day of the Fiscal Quarter in which such change occurred as shown in a Compliance Certificate delivered to the Agent and the Lenders pursuant to Section 5.1(c), which Compliance Certificate shall set forth the information and make the certifications required in the form of Exhibit E, including without limitation the detailed computations of the compliance by the Borrower with the covenants contained in Section 6.3. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effective if a Default or Event of Default shall have occurred and be continuing. If the Borrower shall at any time fail to timely provide the Agent and the Lenders with a Compliance Certificate as required pursuant to
Section 5.1, the next higher Pricing Level from that then in effect (but not higher than Pricing Level IV) shall apply until such Compliance Certificate is delivered.";

   (b) deleting the references to the dates "October 31, 2000" and "October 31, 2004" in the definition of "Commitment Termination Date" and replacing them with the dates "October 31, 2001" and "October 31, 2005" respectively;

   (c) deleting the reference to the date "November 1, 2000" in the definition of "Conversion Date" and replacing it with the date "November 1, 2001";

   (d) deleting the definition of "EBITDA" in its entirety and replacing it with the following in place thereof:

""EBITDA" shall mean for any fiscal period (i) Consolidated Net Income plus
(ii) to the extent deducted in determining Consolidated Net Income, Interest Expense and taxes (as stated in the consolidated statement of income for Quixote and its Subsidiaries) plus (iii) to the extent deducted in determining Consolidated Net Income, depreciation, amortization and other similar non-cash charges; provided, that in the event that Borrower has, directly or indirectly, by operation of law or otherwise, merged or consolidated with or into, or acquired all or substantially all of the assets or capital stock of, or otherwise combined with, any Person that is not an Affiliate of Borrower, EBITDA shall be adjusted to reflect such Person's pro forma historical or actual EBITDA, as the case may be, in a form acceptable to Agent; provided, that such Person's historical EBITDA may be adjusted solely to reflect owner's compensation."; and

   (e) deleting the definition of "Net Consolidated Funded Debt to EBITDA Ratio" in its entirety and replacing it with the following:

""Net Consolidated Funded Debt to EBITDA Ratio" shall mean, at any date of determination thereof, the ratio of (a) Consolidated Funded Debt less the aggregate amount of cash and cash equivalents described in Section 7.2(i),
(ii), (iii), (iv) and (v) of the Borrower and its Subsidiaries in excess of $1,000,000 to (b) EBITDA."

1.3 Section 6.3. Section 6.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"6.3 Financial Covenants. Quixote and its Subsidiaries shall have, on a consolidated basis:

   (a) at all times a Consolidated Net Worth (which shall be certified by Quixote at the end of each Fiscal Year) equal to or greater than (i) $38,000,000, plus, (ii) 50% of Quixote's positive Consolidated Net Income for the 1998 Fiscal Year and each Fiscal Year thereafter;

   (b) at the end of each Fiscal Quarter, a Minimum Interest Coverage Ratio (which shall be certified by Quixote at the end of each Fiscal Quarter) of not less than 2.0 to 1.0;

   (c) at the end of each Fiscal Quarter, a Consolidated Funded Debt to Adjusted Capitalization Percentage (which shall be certified by Quixote at the end of each Fiscal Quarter) equal to or less than 50%; and

   (d) at the end of each of the following periods, a Net Consolidated Funded Debt to EBITDA Ratio (which shall be certified by Quixote at the end of such period):

       Maximum Funded
         Period                                     Debt to EBITDA
----------------------------------        --------------------------------

June 30, 1997 to December 31, 1997        less than or equal to 4.0 to 1.0
January 1, 1998 to December 31, 1998      less than or equal to 3.75 to 1.0
January 1, 1999 and thereafter            less than or equal to 3.5 to 1.0."

1.4 Section 7.3. Section 7.3 of the Loan Agreement is hereby amended by (a) deleting the word "and" immediately preceding clause (xiii) thereof, and (b) deleting the "." at the end of Section 7.3 and replacing it with the following:

"; (xiv) Indebtedness under (A) that certain Participating First Note in the principal amount of $366,000 dated June 16, 1995 by Nu-Metrics in favor of the Pennsylvania Industrial Development Authority ("PIDA"), (B) that certain Second Note in the principal amount of $94,000 dated June 16, 1995 by Nu-Metrics in favor of PIDA, (C) that certain promissory note in the principal amount of $75,000 dated August 21, 1995 by Nu-Metrics in favor of Fay-Penn Economic Development Council ("Fay-Penn") and (D) that certain loan agreement in the principal amount of $175,000 dated August 31, 1998 by Nu-Metrics in favor of Fay-Penn."

1.5 Definition of "Borrower". The parties hereto hereby agree that HIS and Nu-Metrics will henceforth each individually be a "Borrower" under the Loan Agreement and, together with Quixote, EAS, TranSafe, Spin-Cast, DMI, E-Tech, Roadway and Safe-Hit, shall collectively henceforth be the "Borrower" under the terms of the Loan Agreement. The definition of "Borrower" set forth in the preamble to the Loan Agreement is hereby amended to mean the entities, individually and collectively, set forth in this Section 1.5.

1.6 Exhibits. Exhibits A, B, C and E to the Loan Agreement are deleted in their entirety and Exhibits A, B, C and E attached hereto are substituted in lieu thereof.

1.7 Schedule 1. Schedule 1 is attached hereto and made a part hereof and a part of the Loan Agreement. The Borrower has included the information set forth in Schedule 1 in order to amend and supplement the information provided by the Borrower on the Closing Date in the various schedules to the Loan Agreement and in order to make the information contained therein accurate and complete as of the date hereof.

2.  WAIVER.

     The Agent and the Required Lenders hereby waive any Default or Event of Default under Section 7.2 of the Loan Agreement arising out of the Borrower's failure to comply with the restrictions on investments imposed by such section and caused by that certain agreement by TranSafe to make an investment not to exceed $1,000,000 in the aggregate to acquire 18.56% of the limited liability company interests in TMT pursuant to the terms of that certain Limited Liability Company Operating Agreement of TMT dated as of October 1, 1998. The waiver by the Agent and the Required Lenders as described above shall not operate as a consent or waiver of (i) any other right, power or remedy of the Agent or the Lenders under the Loan Documents, or (ii) any other Default or Event of Default under the Loan Agreement. Such waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made or given.

3.  REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in Section 4 of the Loan Agreement as amended hereby and as amended and supplemented by Schedule 1 hereto, and additionally represents and warrants that: (a) the borrowings under the Loan Agreement as amended hereby, the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of its obligations under this Second Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; (b) no Default or Event of Default under the Loan Agreement as amended hereby has occurred and is continuing on the date of execution hereof; and (c) the information provided herein and in Schedule 1 hereto with respect to HIS and Nu-Metrics, with respect to the mergers involving EAS described in the Recitals hereto, with respect to the dissolution of LSI and LTI and with respect to all other matters contained herein and therein, is true and complete in all respects and fully and completely amends and supplements all of the schedules provided by the Borrower pursuant to the Loan Agreement as necessary to make the information contained in such schedules accurate and complete as of the date hereof.

4.  CONDITIONS OF EFFECTIVENESS.

     The effectiveness of this Second Amendment is subject to the conditions precedent that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and its counsel, at the expense of the Borrower, and, as appropriate, dated as of the date hereof and in such number of signed counterparts as the Agent may request:

   (a)  Second Amendment.  This Second Amendment;

   (b) Resolutions/Incumbency. A certificate from the Secretary or Assistant Secretary of each Borrower certifying (i) the name(s) of the officer or officers of the Borrower authorized to sign this Second Amendment and the other documents provided for in this Second Amendment, together with a sample of the true signature of each such officer (the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), (ii) true and correct copies of any resolutions of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance of this Second Amendment, the Loan Agreement as amended hereby, the Amended and Restated Revolving Credit Notes and other documents provided for in this Second Amendment,
(iii) for the each of the certificates of TranSafe, E-Tech, Roadway and Safe-Hit, there has been no change in the Certificate of Incorporation or Bylaws for such Borrower since June 30, 1997 and such Certificate of Incorporation and Bylaws are in full force and effect as of the date hereof and no steps have been taken by the directors or stockholders of such Borrower to effect or authorize any amendment or modification thereto; and
(iv) for the certificates of each of Quixote, Spin-Cast, EAS, HIS and Nu-Metrics, respectively, true and correct copies of (A) the Certificate of Incorporation of each of Quixote, Spin-Cast, EAS, HIS and Nu-Metrics, and all amendments thereto, as certified by the Secretary of State of the state of incorporation for each entity, and (B) the Bylaws of each of Quixote, Spin-Cast, EAS, HIS and Nu-Metrics;

   (c) No Default - Representations Accurate. A certificate of each Borrower, dated the date hereof, that (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties contained in the Loan Agreement as further amended hereby and as amended and supplemented by the information set forth in Schedule 1 attached hereto, are true and complete as of the date hereof;

   (d) Amended and Restated Revolving Credit Notes. An original Amended and Restated Revolving Credit Note dated as of the date hereof in the form of Exhibit B attached hereto in favor of each Lender and executed by each Borrower as replacements for the Revolving Credit Notes executed and delivered on the Closing Date pursuant to Section 2.1(b) of the Loan Agreement;

   (e) Return and Cancellation of Existing Revolving Credit Notes. The Revolving Credit Notes executed and delivered on the Closing Date for cancellation and return to the Borrower;

(f) Lien Searches. UCC lien search reports of filings against HIS and Nu-Metrics and tax lien and judgment searches relating to HIS and Nu-Metrics for such jurisdictions as Agent deems appropriate;

   (g) Good Standing Certificates. Good Standing Certificates for each of HIS and Nu-Metrics from the Secretaries of State of each state in which they are qualified to do business;

   (h) Legal Opinion. The opinion of Joan R. Riley, General Counsel of Borrower, addressed to the Lenders and the Agent in the form of Exhibit D attached hereto and made a part hereof;

   (i) Documents Relating to Corporate Restructuring. Certificates of Dissolution, Certificates of Merger or other certificates, certified by the appropriate Secretaries of State in the jurisdictions where filed, and other appropriate documents as required by the Agent, relating to the merger agreements involving EAS and the dissolution of LSI and LTI;

   (j) Accountant's Letter. A letter to PricewaterhouseCoopers, L.L.P., the independent accountants for Borrower, in form and substance satisfactory to Agent, executed by the Borrower; and

   (k)  Miscellaneous.  Such other documents as the Agent may request.

5.  MISCELLANEOUS.

5.1 Counterparts. This Second Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

5.2 Exhibits and Schedules. All exhibits and schedules attached hereto are made a part hereof and incorporated herein as though fully set forth herein.

5.3 Successors and Assigns. This Second Amendment and the Loan Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns.

5.4 Captions. Captions in this Second Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

5.5 Fees. The Borrower agrees to pay or reimburse the Agent for all reasonable costs and expenses of preparing and seeking advice in regard to this Second Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Agent, whether in or out of court, in original or appellate proceedings or in bankruptcy).

5.6 CONSTRUCTION. THIS SECOND AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. AGENT, EACH LENDER AND BORROWER AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER AGREES NOTHING HEREIN SHALL PRECLUDE AGENT, ANY LENDER OR BORROWER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

5.7 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTON, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS SECOND AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER AGREEMENTS.

5.8 Amendment to Loan Agreement. This Second Amendment shall be deemed to be an amendment to the Loan Agreement. All references to the Loan Agreement in any other document or instrument shall be deemed to refer to the Loan Agreement as amended hereby. As hereby amended, the Loan Agreement is hereby ratified and confirmed in each and every respect.

[signature page to follow]


IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first written above.

THE NORTHERN TRUST COMPANY,
as Agent and as Lender

By:   /s/ Robert T. Jank
   ----------------------------------
Name:   Robert T. Jank
      -------------------------------
Title:  Senior Vice President
      -------------------------------

LASALLE NATIONAL BANK,
as Lender

By:   /s/ Betty Latson
   ----------------------------------
Name:   Betty Latson
      -------------------------------
Title:  Senior Vice President
      -------------------------------

AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as Lender

By:   /s/ Stacey J. Huels
   ----------------------------------
Name:   Stacey J. Huels
      -------------------------------
Title:  Vice President
      -------------------------------

QUIXOTE CORPORATION                       ENERGY ABSORPTION SYSTEMS, INC.

By: /s/ Daniel P. Gorey                   By:   /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                     Name: Daniel P. Gorey
Title(s): Vice President and Treasurer    Title(s): Vice President and
                                                    Treasurer

HIGHWAY INFORMATION SYSTEMS,              NU-METRICS, INC.
INC.

By: /s/ Daniel P. Gorey                   By:   /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                     Name: Daniel P. Gorey
Title(s): Vice President and Treasurer    Title(s): Vice President and
                                                    Treasurer

ROADWAY SAFETY SERVICE, INC.              TRANSAFE CORPORATION

By: /s/ Daniel P. Gorey                   By:   /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                     Name: Daniel P. Gorey
Title(s): Vice President and Treasurer    Title(s): Vice President and
                                                    Treasurer

E-TECH TESTING SERVICES, INC.             SPIN-CAST PLASTICS, INC.

By: /s/ Daniel P. Gorey                   By:   /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                     Name: Daniel P. Gorey
Title(s): Vice President and Treasurer    Title(s): Vice President and
                                                    Treasurer

QUIXOTE LASER CORPORATION                 SAFE-HIT CORPORATION
(f/k/a Disc Manufacturing, Inc.)

By: /s/ Daniel P. Gorey                   By:   /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                         Name: Daniel P. Gorey
Title(s): Vice President and Treasurer        Title(s): Vice President and
                                                        Treasurer

                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE
                          (The Northern Trust Company)

$13,334,000                                                    Chicago, Illinois
                                                                  March 15, 1999

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Steno Corporation and successor by merger to Energy Absorption Systems, Inc. and Litigation Communications, Inc.), QUIXOTE LASER CORPORATION (f/k/a Disc Manufacturing, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., ROADWAY SAFETY SERVICE, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC. and NU-METRICS, INC., (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Lender"), or its registered assigns, at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-FOUR THOUSAND DOLLARS ($13,334,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

          This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

          THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED JUNE 30, 1997 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT
NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,668 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,334 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                        * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION           ENERGY ABSORPTION SYSTEMS, INC.


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and
Treasurer


QUIXOTE LASER CORPORATION               ROADWAY SAFETY SERVICE, INC.
(f/k/a Disc Manufacturing, Inc.)

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


HIGHWAY INFORMATION SYSTEMS,            TRANSAFE CORPORATION
INC.

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


NU-METRICS, INC.                        SPIN-CAST PLASTICS, INC.


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


E-TECH TESTING SERVICES, INC.           SAFE-HIT CORPORATION


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer

                                 AMENDED AND RESTATED
                                REVOLVING CREDIT NOTE
                               (LaSalle National Bank)

$13,333,000                                                    Chicago, Illinois
                                                                  March 15, 1999

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Steno Corporation and successor by merger to Energy Absorption System, Inc. and Litigation Communications, Inc.), QUIXOTE LASER CORPORATION (f/k/a Disc Manufacturing, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., ROADWAY SAFETY SERVICE, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC. and NU-METRICS, INC., (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of LASALLE NATIONAL BANK, a national banking association ("Lender"), or its registered assigns, at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

          This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

          THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT
NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                        * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                     ENERGY ABSORPTION SYSTEMS, INC.


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


QUIXOTE LASER CORPORATION               ROADWAY SAFETY SERVICES, INC.
(f/k/a Disc Manufacturing, Inc.)

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


HIGHWAY INFORMATION SYSTEMS,            TRANSAFE CORPORATION
INC.

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


NU-METRICS, INC.                        SPIN-CAST PLASTICS, INC.


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


E-TECH TESTING SERVICES, INC.           SAFE-HIT CORPORATION


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer

                                 AMENDED AND RESTATED
                                REVOLVING CREDIT NOTE
                (American National Bank and Trust Company of Chicago)

$13,333,000                                                    Chicago, Illinois
                                                                  March 15, 1999

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Steno Corporation and successor by merger to Energy Absorption Systems, Inc. and Litigation Communications, Inc.), QUIXOTE LASER CORPORATION (f/k/a Disc Manufacturing, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., ROADWAY SAFETY SERVICE, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC. and NU-METRICS, INC., (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Lender"), or its registered assigns, at 30 South Wacker Drive, Chicago, Illinois 60606, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

          This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

          THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT
NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                        * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                     ENERGY ABSORPTION SYSTEMS, INC.


By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


QUIXOTE LASER CORPORATION               ROADWAY SAFETY SERVICE, INC.
(f/k/a Disc Manufacturing, Inc.)

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


HIGHWAY INFORMATION SYSTEMS,            TRANSAFE CORPORATION
INC.

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


NU-METRICS, INC.                        SPIN-CAST PLASTICS, INC.

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer


E-TECH TESTING SERVICES, INC.           SAFE-HIT CORPORATION

By:  /s/ Daniel P. Gorey                By:    /s/ Daniel P. Gorey
   ---------------------------------         --------------------------------
Name: Daniel P. Gorey                   Name: Daniel P. Gorey
Title: Vice President and Treasurer     Title: Vice President and Treasurer